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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): April 3, 2000


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                                    CRAY INC.
             (Exact name of registrant as specified in its charter)

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          Washington                      0-26820                93-0962605
(State or other jurisdiction of         (Commission           (I.R.S. Employer
 incorporation or organization)         File Number)         Identification No.)

                        411 First Avenue South, Suite 600
                             Seattle, WA 98104-2860
                    (Address of principal executive offices)


Registrant's telephone number, including area code:       (206) 701-2000
Registrant's facsimile number, including area code:       (206) 701-2500

                       Former Name: Tera Computer Company
          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS.

        On April 3, 2000, in connection with our acquisition of the Cray Research business unit from Silicon Graphics, Inc., we filed an amendment to our articles of incorporation changing our name from "Tera Computer Company" to "Cray Inc." We have applied with Nasdaq to change our trading symbol from "TERA" to "CRAY." We have been informed by Nasdaq that our new name and ticker symbol "CRAY" will be used as of the open of the Market on Thursday, April 6, 2000.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            TERA COMPUTER COMPANY


                                            By: /s/ KENNETH W. JOHNSON
                                               ---------------------------------
                                               Kenneth W. Johnson
                                               Vice President - Finance

April 5, 2000



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